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                                                                   Exhibit 10.10

                                 MUTUAL RELEASE

     THIS MUTUAL RELEASE (hereinafter "Agreement") is entered into by and between Harold Estes, a resident of the State of Texas (hereinafter "Estes"), Overhill Corporation, a corporation duly authorized and existing pursuant to the laws of the state of Nevada and Overhill Farms, Inc., a corporation duly authorized and existing pursuant to the laws of the state of Nevada effective as of the 30th day of September 1999. This Agreement shall be attached to and become a material part of that certain Amended Renewal Promissory Note executed by Overhill Corporation in favor of Estes effective as of the 30th day of September 1999 (hereinafter the "Note").

     WHEREAS, Overhill Farms, Inc is a subsidiary of Overhill Corporation and Estes is the single largest shareholder of Overhill Corporation; and

     WHEREAS, Overhill Farms, Inc. has recently filed a Form 10 with the Securities and Exchange Commission setting forth Overhill Corporation's plan to spin-off as a non-taxable dividend all of the shares of Overhill Farms, which it owns (hereinafter the "Spin-off"); and

     WHEREAS, the proposed Spin-off is in the best interest of Estes; and

     WHEREAS, to facilitate the proposed Spin-off, Overhill Corporation and Estes have entered into certain agreements.

     NOW THEREFORE, for and in consideration of the sum of ten dollars heretofore paid by Overhill Farms, Inc and Overhill Corporation to Estes in cash, and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged by Estes, it is mutually agreed by and between the Parties as follows:

     ALL PARTIES to this Agreement acknowledge the sufficiency and adequacy of the consideration for this Agreement flowing to each of them. Such consideration is actual, and not a mere recital.

     OVERHILL FARMS, INC. and OVERHILL CORPORATION'S RELEASE OF ESTES. Overhill Farms, Inc. and Overhill Corporation, for and on behalf of each of them, their assigns, those acting in privity with them, or anyone claiming by or though either of them hereby release Estes from any and all claims and causes of action of any kind or character, known or unknown, which Overhill Farms, Inc. or Overhill Corporation may now have, or has had in the past, up to the date of the execution of this Agreement. The general release given by Overhill Farms, Inc. and Overhill Corporation to Estes herein are intended by the Parties to cover all claims of all types, whether arising under common law or under the statutes and regulations of any state, the United States or any foreign country.

     ESTES RELEASE OF OVERHILL FARMS. Save and except solely for the obligations created by this Agreement, Estes for and on behalf of himself, or anyone claiming through him, does hereby release and forever discharge Overhill Farms, Inc., its officers, directors, shareholders and assigns from any and all claims and causes of action of any kind or character, known or unknown, which Estes may now have, has had in the past, or may have in the future against Overhill Farms, Inc. This release specifically includes, without limitation, any claims of a security interest in any property of Overhill Farms, Inc. or the shares of Overhill Farms, Inc. owned by

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Overhill Corporation f/k/a/ Polyphase Corporation. The general release given in this Agreement by Estes to Overhill Farms, Inc. is intended by the Parties to cover all claims of all types, whether arising under common law or under the statutes and regulations of any state, the United States or any foreign country.

     ESTES RELEASE OF OVERHILL CORPORATION. Estes for and on behalf of himself, or anyone claiming by, through and under him, respectively, does hereby release, acquit and forever discharge Overhill Corporation, its officers, directors, shareholders, and assigns from any and all claims and causes of action of any kind or character, known or unknown, which Estes may now have, has had in the past, or may have in the future against Overhill Corporation with respect to the Spin-off, specifically including, but not limited to, all claims and causes of action for fraudulent conveyance or any other claim of a security interest in any property of Overhill Farms, Inc. or the shares of Overhill Farms, Inc. owned by Overhill Corporation f/k/a/ Polyphase Corporation and the disposition of the common stock of Overhill Farms, Inc. in connection with the Spin-off. The general release given in this Agreement by Estes to Overhill Farms, Inc. is intended by the Parties to cover all claims of all types, whether arising under common law or under the statutes and regulations of any state, the United States or any foreign country.

     This Agreement constitutes the entire understanding and agreement of the Parties hereto, and supersedes prior understandings and agreements, if any, among such Parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, oral or written, concerning the subject matter hereof between and among the Parties hereto which are not fully expressed or incorporated by reference herein. The Parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and are executing the same for the purposes and consideration herein expressed.

     IN WITNESS THEREOF, the undersigned have executed this Agreement effective as of the date first above written.


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HAROLD ESTES


OVERHILL FARMS, INC.                        OVERHILL CORPORATION


------------------------------------        -----------------------------------
By:      James Rudis                        By:      James Rudis
Its:     President                          Its:     President